LAS VEGAS SANDS, INC.
                                       AND
                           VENETIAN CASINO RESORT, LLC
                    LIMITED WAIVER REGARDING CREDIT AGREEMENT



                    This LIMITED WAIVER REGARDING CREDIT AGREEMENT (this "Waiver") is dated as of March 31, 2002 and entered into by and among LAS VEGAS SANDS, INC. ("LVSI"), a Nevada corporation, and VENETIAN CASINO RESORT, LLC ("Venetian"), a Nevada limited liability company, as joint and several obligors (each of LVSI and Venetian, a "Borrower" and, collectively, the "Borrowers"), the financial institutions listed on the signature pages hereof ("Lenders"), THE BANK OF NOVA SCOTIA ("Scotiabank"), as Lead Arranger (in such capacity the "Arranger"), and Scotiabank as administrative agent for Lenders (in such capacity, the "Administrative Agent"), and is made with reference to that certain Amended and Restated Credit Agreement dated as of September 17, 2001, by and among Borrowers, Lenders, Administrative Agent, and the Arranger (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

                    WHEREAS, Borrowers have advised Lenders that they may not be in compliance with the Minimum Consolidated Adjusted EBITDA covenant as of the Fiscal Quarter ending March 31, 2002;

                    WHEREAS, Borrowers have further advised Lenders that they expect to obtain a waiver from the FF&E Lenders under the FF&E Facilities Agreement of compliance with the Minimum Consolidated Adjusted EBITDA covenant in such agreement for the Fiscal Quarter ending March 31, 2002; and

                    WHEREAS, Borrowers have requested that Lenders agree to waive compliance with the Minimum Consolidated Adjusted EBITDA covenant for the Quarter ending March 31, 2002.

                    NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                    Section 1. LIMITED WAIVER

                    1.1 Waiver of Compliance with Minimum Consolidated Adjusted EBITDA Covenant
                    ---------------

                    A. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrowers herein contained, Lenders hereby waive, for the Fiscal Quarter ending March 31, 2002, compliance with the provisions of subsection 7.6C of the Credit Agreement.

                    B. Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and such waiver relates solely to the noncompliance by Borrowers with the provisions of subsection 7.6C of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to (a) constitute a waiver of compliance by Borrowers with respect to
(i) subsection 7.6C of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with this waiver of subsection 7.6C of the Credit Agreement or otherwise) or (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                    Section 2. INTENTIONALLY OMITTED

                    Section 3. CONDITIONS TO EFFECTIVENESS

                    This Waiver shall become effective only upon the satisfaction of all of the following conditions precedent (or waiver of any or all of the conditions precedent by the Administrative Agent in its sole discretion) (the date of satisfaction or waiver of such conditions being referred to herein as the "Waiver Effective Date"):


                    A. On or before the Waiver Effective Date, Borrowers shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Waiver Effective Date:

                    1. Resolutions of the Board of Directors of LVSI approving and authorizing the execution, delivery and performance of this Waiver, certified as of the Waiver Effective Date by the corporate secretary or an assistant secretary of LVSI as being in full force and effect without modification or amendment;

                    2. Signature and incumbency  certificates of the officers of
               LVSI executing this Waiver;

                    3. Executed copies of this Waiver by all parties hereto; and

                    4. Payment of all costs and expenses due under the Credit Agreement.

                    B. Administrative Agent shall have received from Borrowers a duly executed waiver regarding the FF&E Facility Agreement in form and substance reasonably satisfactory to Administrative Agent.

                    C. No Event of Default or Potential Event of Default under (and as defined in) the Credit Agreement shall have occurred and be continuing or would result from the effectiveness of this Waiver.

                    D. On or before the Waiver Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be reasonably satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

                    Section 4. BORROWERS' REPRESENTATIONS AND WARRANTIES

                    In order to induce Lenders to enter into this Waiver, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

                    A.  Corporate  Power  and  Authority.   Borrowers  have  all
requisite corporate power and authority to enter into this Waiver.

                    B. Authorization of Agreements. The execution and delivery of this Waiver has been duly authorized by all necessary corporate action on the part of Borrowers.

                    C. No Conflict. The execution and delivery by Borrowers of this Waiver does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrowers or any of their Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Borrowers or any of their Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrowers or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers or any of their Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers or any of their Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers or any of their Subsidiaries except for such violations, conflicts, approvals and consents the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.

                    D. Governmental Consents. The execution and delivery by Borrowers of this Waiver does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                    E. Binding Obligation. This Waiver has been duly executed and delivered by Borrowers and when executed and delivered, will be the legally valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                    F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Waiver Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                    Section 5. MISCELLANEOUS

                    A. Effect on the Credit Agreement and the Other Loan Documents.

                    (i) Except as specifically amended by this Waiver, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                    (ii) The execution,  delivery and performance of this Waiver shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                    B. Fees and Expenses. Borrowers acknowledge that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Waiver and the documents and transactions contemplated hereby shall be for the account of Borrowers.

                    C. Headings. Section and subsection headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose or be given any substantive effect.

                    D. Applicable Law. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                    E. Counterparts; Effectiveness. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Waiver shall become effective upon the execution of a counterpart hereof by Borrowers, Requisite Lenders and each of the Loan Parties and receipt by the Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof, and satisfaction of the conditions in Section 2 hereof.

                    IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                  BORROWERS:

                                  LAS VEGAS SANDS, INC.


                                  By:      /s/David Friedman
                                           --------------------------

                                           Name:   David Friedman
                                           Title:  Assistant to the Chairman of
                                                   the Board and Secretary


                                  VENETIAN CASINO RESORT, LLC

                                  By: Las Vegas Sands, Inc., its managing member


                                  By:      /s/David Friedman
                                           --------------------------
                                           Name:   David Friedman
                                           Title:  Assistant to the Chairman of
                                                   the Board and Secretary

LENDERS:

                                  THE BANK OF NOVA SCOTIA,
                                  individually and as a Lender, Lead Arranger and Administrative Agent


                                  By:      /s/ Jed Richardson
                                           --------------------------
                                           Name:   Jed Richardson
                                           Title:  Director

                                  AIMCO CDO SERIES 2000-A





                                  By:
                                           --------------------------
                                           Name:
                                           Title:


                                  Notice Address:
                                           Allstate Investments, LLC
                                           3075 Sanders Road, Suite G5D
                                           Northbrook, IL 60062-7127

                                           Attention:
                                           Telefax:

                                  ALLSTATE LIFE INSURANCE COMPANY





                                  By:
                                           --------------------------
                                           Name:
                                           Title:


                                  Notice Address:
                                           Allstate Investments, LLC
                                           3075 Sanders Road, Suite G5D
                                           Northbrook, IL 60062-7127

                                           Attention:
                                           Telefax:

                                  AMMC CDO I, LIMITED
                                  By:      American Money Management Corp.,
                                           as Collateral Manager



                                  By:      /s/ David P. Meyer
                                           --------------------------
                                           Name:   David P. Meyer
                                           Title:  Vice President


                                  Notice Address:
                                             American Money Management Corp.
                                             One East Fourth Street, 3rd Floor
                                             Cincinnati, OH  45202

                                  Attention:
                                  Telefax:






                                  AMMC CDO II, LIMITED
                                  By:      American Money Management Corp.,
                                           as Collateral Manager



                                  By:      /s/David P. Meyer
                                           --------------------------
                                           Name:   David P. Meyer
                                           Title:  Vice President


                                  Notice Address:
                                           American Money Management Corp.
                                           One East Fourth Street, 3rd Floor
                                           Cincinnati, OH  45202

                                  Attention:
                                  Telefax:

                                           BEAR STEARNS INVESTMENT PRODUCTS INC.





                                  By:      /s/Gregory Hanley
                                           --------------------------
                                           Name:   Gregory Hanley
                                           Title:  Vice President


                                  Notice Address:
                                           Bear Stearns Investment Products Inc.
                                           245 Park Avenue
                                           New York, New York  10167

                                  Attention:
                                  Telefax:

                                  BLACK DIAMOND CLO 1998-1 LTD.





                                  By:      /s/Alan Corkish
                                           --------------------------
                                           Name:   Alan Corkish
                                           Title:  Director


                                  Notice Address:
                                           Black Diamond Capital Management,
                                           L.L.C.
                                           100 Field Drive, Suite 140
                                           Lake Forest, IL  60045

                                  Attention:
                                  Telefax:






                                  BLACK DIAMOND CLO 2000-1 LTD.





                                  By:      /s/ Alan Corkish
                                           --------------------------
                                           Name:   Alan Corkish
                                           Title:  Director


                                  Notice Address:
                                           Black Diamond Capital Management,
                                           L.L.C.
                                           100 Field Drive, Suite 140
                                           Lake Forest, IL  60045

                                  Attention:
                                  Telefax:

                                  BLUE SQUARE FUNDING LIMITED SERIES 3
                                  By:      Bankers Trust Company, as Trustee



                                  By:
                                           --------------------------
                                           Name:
                                           Title:


                                  Notice Address:
                                           Blue Square Funding Limited Series 3
                                           c/o Bankers Trust Company, as Trustee
                                           1761 E. Saint Andrew Place
                                           Santa Ana, CA  92705

                                  Attention:
                                  Telefax:

                                  BLACK DIAMOND CAPITAL MANAGEMENT, LLC


                                  By:      CANADIAN IMPERIAL BANK OF COMMERCE





                                  By:      /s/ Stephanie DeVane
                                           --------------------------
                                  Name:    Stephanie DeVane
                                  Title:   Authorized Signatory


                                  Notice Address:
                                           Canadian Imperial Bank of Commerce
                                           425 Lexington Avenue
                                           New York, NY  10017

                                  Attention:
                                  Telefax:

                                  CSAM FUNDING I





                                  By:
                                           --------------------------
                                           Name:
                                           Title:


                                  Notice Address:
                                           CSAM Funding I
                                           466 Lexington Avenue, 14th Floor
                                           New York, NY  10017

                                  Attention:  Judith Drummond
                                  Telefax:  (713) 216-3572

                                  FOOTHILL INCOME TRUST, L.P.





                                  By:      /s/ R. Michael Bohannon
                                           --------------------------
                                  Name:    R. Michael Bohannon
                                  Title:   Managing Member


                                  Notice Address:
                                           Foothill Income Trust, L.P.
                                           2450 Colorado Avenue, Suite 3000 West
                                           Santa Monica, California  90404

                                  Attention:
                                  Telefax:








                                  FOOTHILL INCOME TRUST II, L.P.





                                  By:      /s/     R. Michael Bohannon
                                           --------------------------
                                           Name:   R. Michael Bohannon
                                           Title:  Managing Member


                                  Notice Address:
                                           Foothill Income Trust, L.P.
                                           2450 Colorado Avenue, Suite 3000 West
                                           Santa Monica, California  90404

                                  Attention:
                                  Telefax:

                                  GLENEAGLES TRADING LLC





                                  By:      /s/ Diana L. Mushill
                                  --------------------------
                                  Name:    Diana L. Mushill
                                  Title:   Asst. Vice President


                                  Notice Address:
                                           Bank of America, N.A.
                                           101 North Tryon Street, NC1-001-15-01
                                           Charlotte, NC  28273

                                  Attention:
                                  Telefax:

                                  HIGHLAND LEGACY LIMITED
                                  By:      Highland Capital Management, L.P.,
                                           As Collateral Manager





                                  By:      /s/ Louis Koven
                                           --------------------------
                                           Name:   Louis Koven
                                           Title:  Executive Vice President-CFO


                                  Notice Address:
                                           Highland Capital Management, L.P.
                                           13455 Noel Road, Suite 1300
                                           Dallas, TX  74250

                                  Attention:
                                  Telefax:

                                  THE INTERNATIONAL COMMERCIAL
                                  BANK OF CHINA, NEW YORK AGENCY





                                  By:      /s/ Wen-Hui Wang
                                           --------------------------
                                           Name:   Wen-Hui Wang
                                           Title:  Assistant Vice President &
                                                   Deputy General Manager



                                  Notice Address:
                                           International Commercial
                                           Bank of China New York
                                           Agency 65 Liberty Street New
                                           York, NY 10005
                                  Attention:
                                  Telefax:

                                  KZH HIGHLAND-2 LLC





                                  By:      /s/ Anthony Iarrobino
                                           --------------------------
                                           Name:   Anthony Iarrobino
                                           Title:  Authorized Agent



                                  Notice Address:
                                           KZH Highland-2 LLC
                                           140 E. 45th Street, 11th Floor
                                           New York, NY  10017

                                  Attention:
                                  Telefax:

                                  LONG LANE MASTER TRUST IV





                                  By:      /s/ Renee Nader
                                           --------------------------
                                           Name:   Renee Nader
                                           Title:


                                  Notice Address:



                                  Attention:
                                  Telefax:

                                  NATIONAL WESTMINSTER BANK PLC

                                  By:      NatWest Capital Markets Limited,
                                           its Agent

                                  By:      Greenwich Capital Markets, Inc.,
                                           its Agent



                                  By:      /s/ Harry Paschalidis
                                           --------------------------
                                           Name:   Harry Paschalidis
                                           Title:  Vice President


                                  Notice Address:
                                           National Westminster Bank PLC
                                           One East Fourth Street, 3rd Floor
                                           Cincinnati, OH  45202

                                  Attention:
                                  Telefax:

                                  PAM CAPITAL FUNDING LP


                                  By:      Highland Capital Management, L.P.,
                                           As Collateral Manager


                                  By:      /s/ Louis Koven
                                           --------------------------
                                           Name:   Louis Koven
                                           Title:  Executive Vice President-CFO




                                  Notice Address:
                                           Highland Capital Management, L.P.
                                           13455 Noel Road, Suite 1300
                                           Dallas, TX  75240

                                  Attention:
                                  Telefax:

                                  PINEHURST TRADING, INC.





                                  By:      /s/ Diana L. Mushill
                                           --------------------------
                                           Name:   Diana L. Mushill
                                           Title:  Asst. Vice President


                                  Notice Address:
                                           Bank of America, N.A.
                                           101 North Tryon Street, NC1-001-15-01
                                           Charlotte, NC  28273

                                  Attention:
                                  Telefax:

                                  TRANSAMERICA LIFE INSURANCE COMPANY





                                  By:      /s/John Bailey
                                           --------------------------
                                           Name:   John Bailey
                                           Title:  Vice President


                                  Notice Address:
                                           Transamerica Life Insurance Company
                                           4333 Edgewood Road NE
                                           Cedar Rapids, Iowa  52499

                                  Attention:
                                  Telefax:

                                  TRS1 LLC





                                  By:      /s/ Rosemary F. Dunne
                                           --------------------------
                                           Name:   Rosemary F. Dunne
                                           Title:  Attorney-in-Fact


                                  Notice Address:



                                  Attention:
                                  Telefax: